Exhibit 99.2

                                  CERTIFICATION

                       PURSUANT TO 18 U.S.C. SECTION 1350

          AS ADOPTED BY SECTION 906 OF THE SARBANES - OXLEY ACT OF 2002



I, Steven M. Feldman, as Chief Financial Officer of Barneys New York, Inc. (the "Company") certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:


        (1) the accompanying Form 10-Q report for the period ended November 2, 2002 as filed with the U.S. Securities and Exchange Commission (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and


        (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated: December 17, 2002

                                      /s/ Steven M. Feldman
                                      ----------------------------------------
                                      Steven M. Feldman
                                      Chief Financial Officer of the Company